UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 6, 2009 (December 30, 2008)

GIBRALTAR INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22462	16-1445150

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3556 Lake Shore Road
P.O. Box 2028
Buffalo, New York 14219-0228

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (716) 826-6500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement com
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
Amendment and Restatement of Management Stock Purchase Plan
On December 30, 2008, the registrant amended and restated the Gibraltar Industries, Inc. Management Stock Purchase Plan (the “Stock Plan”) to (i) permit eligible participants to defer payment of up to twenty-five percent (25%) of their base salary and up to one hundred percent (100%) of their annual incentive compensation for the credit of restricted stock units to their accounts under the Stock Plan, (ii) provide the registrant greater flexibility with respect to the number of restricted stock units that may be credited to accounts of eligible participants to “match” restricted stock units attributable to deferrals of base salary and/or annual incentive compensation, (iii) conform the Stock Plan to the requirements of Section 409A of the Internal Revenue Code, and (iv) make certain other technical changes.
The foregoing description of the terms and conditions of the amended and restated Stock Plan is qualified in its entirety by reference to the terms and conditions of that Second Amendment and Restatement of the Stock Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
ITEM 8.01 Other Events
Amendment and Restatement of 2005 Equity Incentive Plan
On December 30, 2008, the registrant amended and restated the Gibraltar Industries, Inc. 2005 Equity Incentive Plan (the “Equity Plan”) to conform the Equity Plan to the requirements of Section 409A of the Internal Revenue Code and to make certain other technical changes.
The foregoing description of the terms and conditions of the amended and restated Equity Plan is qualified in its entirety by reference to the terms and conditions of that Second Amendment and Restatement of the Equity Plan, a copy of which is furnished as Exhibit 10.2 hereto and is incorporated herein by reference.
Adoption of Omnibus Code Section 409A Compliance Policy
On December 30, 2008, the registrant adopted an Omnibus Code Section 409A Compliance Policy to supplement and amend existing and future compensation agreements, policies and plans that constitute “nonqualified defined compensation plans” within the meaning of Section 409A of the Internal Revenue Code, whether or not in written form (the “Omnibus 409A Policy”).
The foregoing description is qualified in its entirety by reference to the terms and conditions of the Omnibus 409A Policy, a copy of which is furnished as Exhibit 10.3 hereto and is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits
     (d) Exhibits

10.1	Second Amendment and Restatement of the Gibraltar Industries, Inc. Management Stock Purchase Plan, dated December 30, 2008

10.2	Second Amendment and Restatement of the Gibraltar Industries, Inc. 2005 Equity Incentive Plan, dated December 30, 2008

10.3	Gibraltar Industries, Inc. Omnibus Code Section 409A Compliance Policy, dated December 30, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 6, 2009

GIBRALTAR INDUSTRIES, INC.
/s/ Kenneth W. Smith
Name:	Kenneth W. Smith
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 10.1	Second Amendment and Restatement of the Gibraltar Industries, Inc. Management Stock Purchase Plan, dated December 30, 2008

Exhibit 10.2	Second Amendment and Restatement of the Gibraltar Industries, Inc. 2005 Equity Incentive Plan, dated December 30, 2008

Exhibit 10.3	Gibraltar Industries, Inc. Omnibus Code Section 409A Compliance Policy, dated December 30, 2008.